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                                                                EXHIBIT 10.1


                     FIFTH AMENDMENT TO CREDIT AGREEMENT


        This Fifth Amendment to Credit Agreement ("Fifth Amendment"), dated November 14, 1996, is by and between NEWBEVCO, INC., a Delaware corporation ("Borrower"), and BARNETT BANK, N.A., SUCCESSOR BY MERGER TO BARNETT BANK OF BROWARD COUNTY, N.A., a national banking association ("Bank").

                                  WITNESETH

        WHEREAS, Bank and Borrower have previously executed and entered into that certain Credit Agreement dated September 23, 1993 ("Credit Agreement") and certain other loan documents also dated September 23, 1993;

        WHEREAS, pursuant to the Credit Agreement, Bank had previously extending a Line of Credit to Borrower of up to Fifteen Million and 00/100 Dollars ($15,000,000.00);

        WHEREAS, on November 10, 1994, Bank and Borrower extended the term of the Line of Credit in that certain First Amendment to Credit Agreement;

        WHEREAS, on November 21, 1995, Bank and Borrower modified and extended the terms of the Line of Credit in that certain Second Amendment to Credit Agreement;

        WHEREAS, on February 29, 1996, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Third Amendment to Credit Agreement;

        WHEREAS, on April 24, 1996, Bank and Borrower further modified and amended the terms of the Line of Credit in that certain Fourth Amendment to Credit Agreement and agreed to increase the Line of Credit to Twenty-Five Million and 00/100 Dollars as evidenced by that certain Master Revolving Promissory Note dated April 24, 1996 in the original principle amount of Twenty-Five Million and 00/100 Dollars ($25,000,000) ("Note"); and

        WHEREAS, Borrower has requested that the Line of Credit be further modified and Bank is willing to do so upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants, the parties agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

        1. INCORPORATION AND RECITALS. The above recitals are true and correct and are incorporated herein by reference as though set forth in full.

        2. DEFINITIONS. All capitalized terms used herein shall, except as modified herein, have the meanings ascribed to them in the Credit Agreement.


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        3.      AMENDMENTS TO CREDIT AGREEMENT.

                (a) Section 1.1 of the Credit Agreement is amended to revise the definition of Loan Documents to read as follows: "Loan Documents" mean the Credit Agreement, the Note, the Guaranties, the Documentary Stamp and Intangible Tax Indemnification Agreement, the Reaffirmations of Guaranty of the Guaranties, the First Amendment to Credit Agreement, the Second Agreement to Credit Agreement, the Third Amendment to the Credit Agreement, the Fourth Amendment to the Credit Agreement and this Fifth Amendment.

                (b) The first portion of the first sentence (up to the first comma) of Section 2.1(b) of the Credit Agreement is hereby deleted and replaced with the following: "Prior to August 31, 1998 (as may be extended pursuant to the terms hereof, the "Termination Date")..."

                (c) Section 2.9 is hereby deleted in its entirety and the following is substitute in its place:

                        2.9 UNUSED FEE FOR REVOLVING CREDIT. As consideration for making the Revolving Credit available, the Borrower shall pay to the Bank an unused fee from the date hereof through the Termination Date equal to one-quarter of one percent (.25%) per annum of the unused portion of the Committed Amount under the Revolving Credit. Such fee shall be computed on the basis of the average daily unused portion of the Committed
                        Amount and shall be payable quarterly in arrears beginning on November 10, 1996 and continuing on the 10th day of each of the following months thereafter during the term of the Revolving Credit: November, February, May and August.

        4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Fifth Amendment and to perform the transactions described herein, Borrower hereby makes the representations and warranties to Bank contained in the Credit Agreement on and as of the date of this Fifth Amendment.

        5. RELIANCE UPON, SURVIVAL OF AND MATERIALLY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Fifth Amendment, and shall continue in full force and effect so long as any indebtedness subject to the Credit Agreement is owed to Bank. All statements contained in a certificate or other writing delivered to Bank at any time by or on behalf of Borrower pursuant hereto shall constitute representations and warranties by Borrower hereunder.







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        6.      REQUIRED DOCUMENTS.  On or prior to the date of the execution of this Amendment, Bank shall have received from Borrower the following:

                (a) Reaffirmations of Continuing and Unconditional Guaranties by each Restricted Subsidiary ("Reaffirmations"); and

                (b)     Execution by Borrower of a Tax Indemnity Agreement.

        7. INCORPORATION BY REFERENCE. Except as modified herein, the terms and conditions of the Credit Agreement are hereby incorporated by reference and remain in full force and effect, enforceable in accordance with the terms hereof.

        8. WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THIS AMENDMENT AND IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY HERETO, THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the day and year first above written.

Witnesses:                              BORROWER:

                                        NEWBEVCO, INC.,
                                        a Delaware corporation         (SEAL)
-------------------------
                                        By: \s\ Joseph G. Caporella
                                            ---------------------------------
                                            Name:  Joseph G. Caporella
-------------------------                          --------------------------
                                            Title: Executive Vice President
                                                   --------------------------

                                        BANK:

                                        BARNETT BANK, N.A. SUCCESSOR
                                        BY MERGER TO BARNETT BANK
                                        OF BROWARD COUNTY, N.A.
                                        a national banking association
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                                        By: \s\ John J. Viadero
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                                            John J. Viadero
                                            Vice President